SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2004

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda	000-50780	98-0417192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

In a press release dated June 1, 2004, Teleglobe International Holdings Ltd (“Teleglobe”) announced that, effective as of May 31, 2004, it had consummated its merger with ITXC Corp. (“ITXC”). The press release was previously filed.

As mentioned in the press release, ITXC stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of November 4, 2003, among Teleglobe Bermuda Holdings Ltd, Teleglobe, VEX Merger Subsidiary Corp. (“Merger Sub”) and ITXC, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of February 6, 2004 (the “Merger Agreement”), and to approve the merger contemplated by the Merger Agreement (the “Merger”). In the merger, stockholders of ITXC received approximately 0.25 common shares of Teleglobe for each share of common stock of ITXC they owned. As a result of the merger, ITXC stockholders own, in the aggregate, approximately 27.75% of the outstanding common shares of Teleglobe, excluding outstanding options and warrants, and approximately 31.2% of Teleglobe on a fully diluted basis.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

The pertinent extracts of the following appear as exhibit 99.2 to this current report on form 8-K/A and the following are incorporated in this document by reference: Audited historical financial statements and related notes of ITXC Corp. at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003. (Incorporated by reference to ITXC Corp.’s form 10-K filed with the Securities and Exchange Commission on March 15, 2004, as amended by Amendment No. 1 on April 27, 2004 and Amendment No. 2 on May 4, 2004).

The pertinent extracts of the following appear as exhibit 99.3 to this current report on form 8-K/A and the following are incorporated in this document by reference: Unaudited historical financial statements and related notes of ITXC Corp. at March 31, 2004 and for the three months ended March 31, 2004 and 2003. (Incorporated by reference to ITXC Corp.’s form 10-Q filed with the Securities and Exchange Commission on May 10, 2004)

(b)	Pro Forma Financial Information.

The following appear as exhibit 99.4 to this current report on form 8-K/A and are filed herewith: Unaudited pro forma condensed consolidated financial statements at March 31, 2004, for the year ended December 31, 2003 and for the three months ended March 31, 2004.

(c)	Exhibits

99.1	Press Release announcing the consummation of the merger of Teleglobe and ITXC dated June 1, 2004 (previously filed).

99.2*	Audited historical financial statements and related notes of ITXC Corp. at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003. (Incorporated by reference to ITXC Corp.’s form 10-K filed with the Securities and Exchange Commission on March 15, 2004, as amended by Amendment No. 1 on April 27, 2004 and Amendment No. 2 on May 4, 2004)

99.3*	Unaudited historical financial statements and related notes of ITXC Corp. at March 31, 2004 and for the three months ended March 31, 2004 and 2003. (Incorporated by reference to ITXC Corp.’s form 10-Q filed with the Securities and Exchange Commission on May 10, 2004)

99.4**	Unaudited pro forma condensed consolidated financial statements at March 31, 2004, for the year ended December 31, 2003 and for the three months ended March 31, 2004.

*Extracts Filed Herewith

**Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEGLOBE INTERNATIONAL HOLDINGS LTD.

By:	/S/ THEODORE M. WEITZ
Name:	Theodore M. Weitz
Title:	Executive Vice President and General Counsel

Date: July 27, 2004

EXHIBIT INDEX

Exhibit 99.1	Press Release announcing the consummation of the merger of Teleglobe and ITXC dated June 1, 2004 (previously filed).

Exhibit 99.2*	Audited historical financial statements and related notes of ITXC Corp. at December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003. (Incorporated by reference to ITXC Corp.’s form 10-K filed with the Securities and Exchange Commission on March 15, 2004, as amended by Amendment No. 1 on April 27, 2004 and Amendment No. 2 on May 4, 2004 )

Exhibit 99.3*	Unaudited historical financial statements and related notes of ITXC Corp. at March 31, 2004 and for the three months ended March 31, 2004 and 2003. (Incorporated by reference to ITXC Corp.’s form 10-Q filed with the Securities and Exchange Commission on May 10, 2004)

Exhibit 99.4**	Unaudited pro forma condensed consolidated financial statements at March 31, 2004, for the year ended December 31, 2003 and for the three months ended March 31, 2004.

*Extracts Filed Herewith

**Filed Herewith